UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 16, 2019
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FEDERAL HOME LOAN BANK OF ATLANTA
(Exact name of registrant as specified in its charter)
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Federally chartered corporation	000-51845	56-6000442
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
1475 Peachtree Street, NE
Atlanta, GA 30309
(Address of principal executive offices)

404-888-8000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective November 1, 2019, the Bank has elected Kirk Malmberg, currently Executive Vice President and Chief Financial Officer, as Executive Vice President and Chief Operating Officer. Also effective November 1, 2019, the Bank has elected Haig Kazazian, currently Senior Vice President and Treasurer, as Senior Vice President and Chief Financial Officer.
Mr. Malmberg, 58, most recently served as executive vice president and chief financial officer of the Bank, a position he held since April 1, 2011. In that role he oversaw accounting, financial reporting, investment and derivatives operations, information technology, and treasury as well as the Bank’s credit and collateral services. From 2007 through March 2011, he served as executive vice president and chief credit officer, overseeing collateral services, credit services, community investment services and mortgage program operations. Prior to that, Mr. Malmberg served as senior vice president responsible for the Bank’s mortgage programs. He joined the Bank in 2001 as senior vice president, asset-liability management, after having served for five years as senior vice president, treasury, at FHLBank Chicago.

In his new role as Chief Operating Officer, Mr. Malmberg will continue to oversee accounting operations, accounting services, information technology, and treasury, adding the responsibility of overseeing community investment services, financial operations management, and sales and trading.

Mr. Kazazian, 54, most recently served as senior vice president and treasurer of the Bank, a position he held since 2013. Mr. Kazazian joined the Bank as a credit analyst in 1992 and earned promotions to manager of national accounts and product development in 2001, first vice president in 2005, manager of national accounts and capital markets trading in 2009, and manager of treasury analysis and national accounts sales and trading in 2011.

In his new role as Chief Financial Officer, Mr. Kazazian will continue to oversee treasury, adding the responsibility of overseeing accounting services.

No family relationships exist between Mr. Malmberg or Mr. Kazazian, respectively, and any director or executive officer of the Bank. Neither Mr. Malmberg nor Mr. Kazazian, respectively, nor any member of his respective immediate family, has or has had any material interest in any transaction or proposed transaction with the Bank.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Atlanta

Date: October 21, 2019	By: /s/ Reginald T. O'Shields
By: Reginald T. O'Shields Senior Vice President, General Counsel and Chief Compliance and Ethics Officer